                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 21, 2002


                                COHO ENERGY, INC.
                            (Exact name of registrant
                          as specified in its charter)


           TEXAS                      0-22576                  75-2488635

(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)           Identification No.)

               14785 PRESTON ROAD, SUITE 860, DALLAS, TEXAS 75254
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 774-8300

ITEM 5.  OTHER EVENTS

         See the Monthly Operating Report for the period ended September 30, 2002 as filed with the United States Bankruptcy Court attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 Monthly Operating Report filed with the United States Bankruptcy Court for the period ended September 30, 2002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Coho Energy, Inc.



Date: October 23, 2002                   By:      /s/ Susan J. McAden
                                            ------------------------------------
                                                  Susan J. McAden
                                                  Chief Accounting Officer
                                                  and Controller

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
99.1     Monthly Operating Report filed with the United States Bankruptcy Court for the period ended September 30, 2002.